1Q18 Financial Results April 13, 2018

1Q18 Financial highlights

ROTCE[1]	Common equity Tier 1[2]	Net payout LTM[3]
19%	11.8%	97%

- 1Q18 net income of $8.7B and EPS of $2.37
  - Managed revenue of $28.5B[4]
  - Adjusted expense of $16.0B[5] and adjusted overhead ratio of 56%[5]
- Fortress balance sheet
  - Average core loans[6] ex-CIB up 8% YoY and 1% QoQ
  - Basel III Fully Phased-In CET1 capital of $184B[2], Standardized CET1 ratio of 11.8%[2] and Advanced CET1 ratio of 12.5%[2]
- Delivered strong capital return
  - $6.7B[7] distributed to shareholders in 1Q18, including $4.7B of net repurchases
  - Common dividend of $0.56 per share

Significant items ($mm, excluding EPS)

	Pretax	Net income	EPS
New recognition and measurement accounting guidance – mark-to-market gains on certain equity investments previously held at cost	$505	$386	$0.11

Note: Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. For additional information, see pages 29-30 of the Earnings Release Financial Supplement

[1] See note 2 on slide 11

[2] Represents estimated common equity Tier 1 ("CET1") capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019. See note 6 on slide 11

[3] Last twelve months ("LTM"). Net of stock issued to employees

[4] See note 1 on slide 11

[5] See note 3 on slide 11

[6] See note 7 on slide 11

[7] Net of stock issued to employees

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JPMORGAN CHASE & CO.

1Q18 Financial results[1]

$B, excluding EPS

	1Q18	$ O/(U) 4Q17	$ O/(U) 1Q17
Net interest income	$13.5	$0.1	$1.1
Noninterest revenue	15.1	2.6	1.6
Managed revenue[1]	28.5	2.8	2.7
Expense	16.1	1.2	0.8
Credit costs	1.2	(0.1)	(0.2)
Reported net income	$8.7	$4.5	$2.3
Net income applicable to common stockholders	$8.2	$4.5	$2.3
Reported EPS	$2.37	$1.30	$0.72
ROE[2]	15%	7%	11%
ROTCE[2,3]	19	8	13
Overhead ratio – managed[1,2]	56	58	59
Memo: Adjusted expense[4]	*$16.0*	*$0.9*	*$0.9*
Memo: Adjusted overhead ratio[1,2,4]	*56%*	*59%*	*58%*

1Q18 managed revenue reflects a ~$0.3B YoY decline in tax-equivalent adjustments[5]

$B	1Q18	4Q17	1Q17
Net charge-offs	$1.3	$1.3	$1.7
Reserve build/(release)	(0.2)	–	(0.3)
Credit costs	$1.2	$1.3	$1.3

1Q18 Tax rate
Effective rate: 18.3%
Managed rate: 22.7%[1,5]

1Q18	ROE	O/H ratio
CCB	25%	55%
CIB	22%	54%
CB	20%	39%
AWM	34%	74%

- Firmwide total credit reserves of $14.5B
  - Consumer reserves of $9.5B
  - Wholesale reserves of $5.0B – net release of $170mm in 1Q18

Note: Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. For additional information, see pages 29-30 of the Earnings Release Financial Supplement
Note: Totals may not sum due to rounding
[1] See note 1 on slide 11
[2] Actual numbers for all periods, not over/(under)
[3] See note 2 on slide 11
[4] See note 3 on slide 11
[5] Fully taxable-equivalent adjustments ("TEA") of $613mm in 1Q18, compared to $911mm in 1Q17

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JPMORGAN CHASE & CO.

1Q18 4Q17 1Q17 Basel III Standardized Fully Phased-In1 CET1 capital $184 $183 $184 CET1 capital ratio 11.8% 12.1% 12.3% Tier 1 capital $209 $209 $209 Tier 1 capital ratio 13.5% 13.8% 14.0% Total capital $238 $238 $239 Total capital ratio 15.3% 15.8% 15.9% Risk-weighted assets $1,554 $1,510 $1,499 Firm SLR 2 6.5% 6.5% 6.6% Total assets (EOP) $2,610 $2,534 $2,546 Tangible common equity (EOP) 3 $184 $183 $185 Tangible book value per share 3 $54.05 $53.56 $52.04 Fortress balance sheet and capital $B, except per share data 1 Estimated f or the current period. The prior y ear risk-weighted assets, as well as the ratios, hav e been rev ised to conf orm with the current period presentation. Ref lects the capital rules to which the Firm will be subject commencing January 1, 2019. See note 6 on slide 11 2 Estimated f or the current period. Ref lects the supplementary lev erage ratio (“SLR”) which is ef f ective as of January 1, 2018. See note 6 on slide 11 3 See note 2 on slide 11 1Q18 Basel III Advanced Fully Phased-In of 12.5%1 3

Regulatory capital updates –
Stress Capital Buffer ("SCB") and Enhanced Supplementary Leverage Ratio ("eSLR")

Proposed changes to minimum regulatory capital requirements

SCB

- Proposal incorporates CCAR stress testing into minimum Standardized capital requirements
  - SCB replaces the 2.5% capital conservation buffer
  - Corresponding changes to Tier 1 Leverage while Advanced and eSLR are unchanged
- The proposed SCB is equal to the peak-to-trough CET1 ratio in the CCAR FRB Severely Adverse scenario inclusive of 4 quarters of planned dividends – floored at 2.5% for CET1

eSLR

- Proposal changes the minimum eSLR requirements from the current uniform 5% for a Bank Holding Company ("BHC") and 6% for an Insured Depository Institution to 3% plus half of the BHC's GSIB capital surcharge

Estimated JPM CET1 requirement including SCB[1]



Regulatory minimum
GSIB surcharge
SCB
~12.0%
~11.0%
~10.5%
~4.0%
~3.0%
~2.5%
3.5%
3.5%
3.5%
4.5%
4.5%
4.5%
2015
2016
2017

Not including a management buffer

Initial reaction

SCB

- Generally support convergence of stress testing and minimum capital requirements
- Firms should carry adequate capital to withstand firm-specific severe stress
- Scenario and results volatility, FRB model and process opacity – may have implications for size of management buffers
- Material double counting between U.S. gold-plated GSIB surcharge and GSIB CCAR instructions – reassess overall capital framework
- Capital position and earnings power will enable compliance with appropriate timeline

eSLR

- Consistency with international standards is positive – but further propagation of the GSIB surcharge without addressing known issues is of concern

We look forward to participating in the comment process and finalization of these new rules

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JPMORGAN CHASE & CO.

Note: Percentages based on Basel III Standardized RWA

[1] Estimated SCB is derived from prior FRB results, inclusive of 4 quarters of dividends, floored at 2.5%; minimums on a fully phased-in basis

Consumer & Community Banking[1]

$mm

	1Q18	$ O/(U) 4Q17	$ O/(U) 1Q17
Revenue	$12,597	$527	$1,627
Consumer & Business Banking	5,722	165	816
Home Lending	1,509	67	(20)
Card, Merchant Services & Auto	5,366	295	831
Expense	6,909	237	514
Credit costs	1,317	86	(113)
Net charge-offs	1,317	101	(362)
Change in allowance	–	(15)	249
Net income	$3,326	$695	$1,338

Key drivers/statistics ($B)[2]

	1Q18	4Q17	1Q17
Equity	$51.0	$51.0	$51.0
ROE	25%	19%	15%
Overhead ratio	55	55	58
Average loans	$475.1	$475.0	$466.8
Average deposits	659.6	652.0	622.9
Active mobile customers (mm)	30.9	30.1	27.3
Debit & credit card sales volume[3]	$232.4	$245.1	$209.4

- Average loans up 2% and core loans up 8% YoY
- Average deposits up 6% YoY
- Active mobile customers up 13% YoY
- Client investment assets up 13% YoY
- Credit card sales up 12% YoY; merchant processing volume up 15% YoY

Financial performance

- Net income of $3.3B
- Revenue of $12.6B, up 15% YoY, driven by higher NII on deposit and card margin expansion and balance growth, lower Card net acquisition costs and higher auto lease volumes
- Expense of $6.9B, up 8% YoY, driven by investments in technology and marketing, higher auto lease depreciation and business growth
- Credit costs of $1.3B, down $113mm YoY
  - 1Q17 included a $218mm write-down of the student loan portfolio

Key drivers/statistics ($B) – detail by business

	1Q18	4Q17	1Q17
Consumer & Business Banking			
Average Business Banking loans	$23.7	$23.3	$22.5
Business Banking loan originations	1.7	1.8	1.7
Client investment assets (EOP)	276.2	273.3	245.1
Deposit margin	2.20%	2.06%	1.88%
Home Lending			
Average loans	$240.4	$240.7	$233.0
Loan originations[4]	18.2	24.4	22.4
EOP total loans serviced	804.9	816.1	836.3
Net charge-off/(recovery) rate[5]	0.03%	(0.03)%	0.10%
Card, Merchant Services & Auto			
Card average loans	$142.9	$143.5	$137.2
Auto average loans and leased assets	83.4	82.2	79.1
Auto loan and lease originations	8.4	8.2	8.0
Card net charge-off rate	3.32%	2.97%	2.94%
Card Services net revenue rate	11.61	10.64	10.15
Credit Card sales volume[6]	$157.1	$168.0	$139.7
Merchant processing volume	316.3	321.4	274.3

[1] See note 1 on slide 11
For additional footnotes see slide 12

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JPMORGAN CHASE & CO.

Equity $70.0 $70.0 $70.0 ROE 22% 12% 18% Overhead ratio 54 61 54 Comp/revenue 29 27 29 IB fees ($mm) $1,696 $1,798 $1,875 Average loans 114.8 111.5 113.7 Average client deposits3 423.3 417.0 391.7 Assets under custody ($T) 24.0 23.5 21.4 ALL/EOP loans ex-conduits and trade4 1.46% 1.92% 1.91% Net charge-off/(recovery) rate4 0.07 0.08 (0.07) Average VaR ($mm) $40 $32 $25 $ O/(U) 1Q18 4Q17 1Q17 Revenue $10,483 $2,965 $884 Investment banking revenue 1,587 (90) (127) Treasury Services 1,116 38 135 Lending 302 (34) (87) Total Banking 3,005 (86) (79) Fixed Income Markets 4,553 2,336 338 Equity Markets 2,017 869 411 Securities Services 1,059 47 143 Credit Adjustments & Other (151) (201) 71 Total Markets & Investor Services 7,478 3,05 963 Expense 5,659 1,106 475 Cr dit costs (15) (288) (62) Net income $3,974 $1,658 $733 Corporate & Investment Bank1 $mm Financial performance Key drivers/statistics ($B)2  Net income of $4.0B on revenue of $10.5B  Banking revenue  IB revenue of $1.6B, down 7% YoY, driven by lower equity and debt underwriting fees partially offset by higher advisory fees  Ranked #1 in Global IB fees for 1Q18  Treasury Services revenue of $1.1B, up 14% YoY, driven by the impact of higher interest rates and growth in operating deposits  Lending revenue of $302mm  Markets & Investor Services revenue  Markets revenue of $6.6B includes ~$500mm mark-to-market gains on certain equity investments previously held at cost and ~$150mm reduction of TEA driven by the enactment of the Tax Cuts and Jobs Act (“TCJA”) – Excluding MTM gains and TEA impact, YoY Markets revenue was up 7%, Fixed Income Markets revenue was flat, and Equity Markets revenue was up 25% driven by strength across products  Securities Services revenue of $1.1B, up 16% YoY  Credit Adjustments & Other, a loss of $151mm  Expense of $5.7B, up 9% YoY, driven by higher compensation and volume-related transaction costs  Credit costs benefit of $158mm Note: Ef f ective January 1, 2018, the Firm adopted sev eral new accounting standards. Certain of the new accounting standards were applied retrospectiv ely and, accordingly , prior period amounts were rev ised. For additional inf ormation, see pages 29-30 of the Earnings Release Financial Supplement 1 See note 1 on slide 11 For additional f ootnotes see slide 12 6

Commercial Banking[1]

$mm	1Q18	$ O/(U) 4Q17	1Q17
Revenue	$2,166	($187)	$148
Middle Market Banking	895	25	111
Corporate Client Banking	687	(24)	21
Commercial Term Lending	352	(4)	(15)
Real Estate Banking	164	(2)	30
Other	68	(182)	1
Expense	844	(68)	19
Credit costs	(5)	57	32
Net income	$1,025	$68	$226

Key drivers/statistics ($B)[2]	1Q18	4Q17	1Q17
Equity	$20.0	$20.0	$20.0
ROE	20%	18%	15%
Overhead ratio	39	39	41
Gross IB Revenue ($mm)	$569	$608	$666
Average loans	202.4	202.8	191.5
Average client deposits	175.6	181.8	176.8
Allowance for loan losses	2.6	2.6	2.9
Nonaccrual loans	0.7	0.6	0.9
Net charge-off/(recovery) rate[3]	– %	0.04%	(0.02)%
ALL/loans[3]	1.28	1.26	1.49

Financial performance

- Net income of $1.0B
- Revenue of $2.2B, up 7% YoY
  - Net interest income of $1.6B, up 14% YoY
  - Gross IB revenue of $569mm, down 15% YoY on lower industry wallet
  - Revenue down 8% QoQ, largely driven by the impact of the enactment of TCJA in 4Q17
- Expense of $844mm, up 2% YoY and down 7% QoQ
  - 1Q17 and 4Q17 included $29mm and ~$100mm of impairment of leased assets, respectively
- Credit costs benefit of $5mm
  - Net charge-off rate of 0 bps
- Average loan balances of $202B, up 6% YoY and flat QoQ
  - C&I[4] up 5% YoY and down 1% QoQ
  - CRE[4] up 7% YoY and 1% QoQ
- Average client deposits of $176B, down 1% YoY and 3% QoQ

Note: Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. For additional information, see pages 29-30 of the Earnings Release Financial Supplement
[1] See note 1 on slide 11
For additional footnotes see slide 12

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JPMORGAN CHASE & CO.

Asset & Wealth Management[1]

$mm		$ O/(U)	
	1Q18	4Q17	1Q17
Revenue	$3,506	($132)	$218
Asset Management	1,787	(182)	99
Wealth Management	1,719	50	119
Expense	2,581	(31)	(200)
Credit costs	15	6	(3)
Net income	$770	$116	$385

Key drivers/statistics ($B)[2]			
Equity	$9.0	$9.0	$9.0
ROE	34%	28%	16%
Pretax margin	26	28	15
Assets under management (AUM)	$2,016	$2,034	$1,841
Client assets	2,788	2,789	2,548
Average loans	132.6	127.8	118.3
Average deposits	144.2	142.1	158.8

Financial performance

- Net income of $770mm
- Revenue of $3.5B, up 7% YoY, driven by higher management fees on growth in AUM as well as strong banking results
- Expense of $2.6B, down 7% YoY, driven by lower legal expense, partially offset by higher revenue-driven external fees and compensation expense
- AUM of $2.0T, up 10% YoY
- Client assets of $2.8T, up 9% YoY
- Net inflows of $16B into long-term products and net outflows of $21B from liquidity products
- Average loan balances of $133B, up 12% YoY
- Average deposit balances of $144B, down 9% YoY and up 1% QoQ

Note: Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. For additional information, see pages 29-30 of the Earnings Release Financial Supplement

[1] See note 1 on slide 11

[2] Actual numbers for all periods, not over/(under)

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JPMORGAN CHASE & CO.

1Q18 4Q17 1Q17 Treasury and CIO ($187) ($253) ($120) Other Corporate (196) 2,196 (298) Net income ($383) $1,943 ($418) $ O/(U) $mm Financial performance Treasury and CIO  Net loss of $187mm primarily driven by investment securities losses Other Corporate  Net loss of $196mm, driven by tax adjustments and ~$100mm after-tax loss on certain legacy private equity investments  4Q17 included ($2.7)B impact of TCJA  1Q17 benefited from the release of certain legal reserves Corporate 9

Outlook

Firmwide

- Expect FY2018 net interest income to be $54-55B
- Expect FY2018 average core loan growth of 6-7%, excluding CIB loans
- Expect FY2018 noninterest revenue growth of ~7%[1], market dependent
- Expect FY2018 adjusted expense of ~$63B, including the $1.2B impact of the revenue recognition accounting standard
- Expect FY2018 effective income tax rate to be ~20%

[1] 2018 noninterest revenue growth expectation of ~7% based on 2017 noninterest revenue of $53.3B, which has been revised to reflect the $1.2B impact of the revenue recognition accounting standard

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JPMORGAN CHASE & CO.

Notes

Notes on non-GAAP financial measures

1. In addition to analyzing the Firm's results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a "managed" basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm's definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent ("FTE") basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm's results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement.

2. Tangible common equity ("TCE"), return on tangible common equity ("ROTCE") and tangible book value per share ("TBVPS"), are each non-GAAP financial measures. TCE represents the Firm's common stockholders' equity (i.e., total stockholders' equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders' equity to TCE, see page 9 of the Earnings Release Financial Supplement. ROTCE measures the Firm's net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm's TCE at period-end divided by common shares at period-end. Book value per share was $67.59, $67.04 and $64.68 at March 31, 2018, December 31, 2017, and March 31, 2017, respectively. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm's use of equity.

3. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense excluded Firmwide legal expense/(benefit) of $70 million, $(207) million and $218 million for the three months ended March 31, 2018, December 31, 2017, and March 31, 2017 respectively. The adjusted overhead ratio measures the Firm's adjusted expense as a percentage of adjusted managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm's performance.

4. Net charge-offs and net charge-off rates exclude the impact of PCI loans.

5. CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB's allowance coverage ratio.

Notes on key performance measures

6. The Basel III regulatory capital, risk-weighted assets and capital ratios, (fully phased-in effective January 1, 2019), and the Basel III supplementary leverage ratio ("SLR"), (fully-phased in effective January 1, 2018), are all considered key regulatory capital measures. The capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the "Collins Floor"). These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm's capital position. For additional information on these measures, including the Collins Floor, see Capital Risk Management on pages 82-91 of the Firm's Annual Report on Form 10-K for the year ended December 31, 2017.

7. Core loans represent loans considered central to the Firm's ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

11

JPMORGAN CHASE & CO.

Notes Additional Notes on slide 5 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. The prior year amount w as revised to conform with the current period presentation 4. Firmw ide mortgage origination volume w as $20.0B, $26.6B and $25.6B for 1Q18, 4Q17 and 1Q17, respectively 5. Excludes the impact of purchased credit-impaired (PCI) loans, including PCI w rite-offs of $20mm, $20mm and $24mm for 1Q18, 4Q17 and 1Q17, respectively. See note 4 on slide 11 6. Excludes Commercial Card Additional Notes on slide 6 – Corporate & Investment Bank 2. Actual numbers for all periods, not over/(under) 3. Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses 4. Loans held-for-sale and loans at fair value w ere excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported w as 1.00%, 1.27% and 1.25% for 1Q18, 4Q17 and 1Q17, respectively. See note 5 on slide 11 Additional Notes on slide 7 – Commercial Banking 2. Actual numbers for all periods, not over/(under) 3. Loans held-for-sale and loans at fair value w ere excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 4. Commercial and Industrial (C&I) and Commercial Real Estate (CRE) groupings for CB are generally based on client segments and do not align w ith regulatory definitions 12

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2017, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 13